Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Discover Financial Services (the “Company”) on Form 10-K for the period ended November 30, 2009, as filed with the Securities and Exchange Commission (the “Report”), each of David W. Nelms, Chairman and Chief Executive Officer of the Company, and Roy A. Guthrie, Executive Vice President, Chief Financial Officer and Treasurer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 27, 2010

/s/ DAVID W. NELMS
David W. Nelms
Chairman and Chief Executive Officer

Date: January 27, 2010

/s/ ROY A. GUTHRIE
Roy A. Guthrie
Executive Vice President, Chief Financial Officer and Treasurer